UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23091

Gallery Trust
 (Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

Michael Beattie
C/O SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code:  1-888-832-4386

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.
Mondrian International Value Equity Fund
Mondrian Emerging Markets Value Equity Fund
 Mondrian International Government Fixed Income Fund
Mondrian U.S. Small Cap Equity Fund
Mondrian Global Listed Infrastructure Fund
Mondrian Global Equity Value Fund
(Each, a Series of Gallery Trust)
Annual Report
October 31, 2020

Investment Adviser:
Mondrian Investment Partners Limited

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 888-832-4386.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 888-832-4386. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or Mondrian Investment Partners Limited if you invest directly with the Funds.

Gallery Trust

TABLE OF CONTENTS
Shareholder Letter	1
Portfolio Performance Review	2
Schedules of Investments	18
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	50
Financial Highlights	56
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	89
Disclosure of Fund Expenses	91
Approval of Investment Advisory Agreement	93
Trustees and Officers of the Gallery Trust	96
Notice to Shareholders	101
Fund Information	102

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the Commission’s website at http://www.sec.gov.
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus.

Gallery Trust	October 31, 2020 (Unaudited)

SHAREHOLDER LETTER
Dear Shareholder,
We are pleased to provide the Gallery Trust’s annual report regarding the Mondrian Funds for the fiscal year ending October 31, 2020.
Events over the past twelve months have been dominated by the COVID 19 virus. Following a relatively stable investment environment for the final two months of 2019, global markets sold off materially during the first quarter of 2020 driven by pandemic concerns. The second and third quarters were mostly positive as governments and central banks around the world responded aggressively with monetary liquidity to support their economies. This quantitative easing created further favor for growth stocks over value investments and the Fund family’s commentaries on the following pages will examine this market behavior in greater detail.
We would like to emphasize that Mondrian Investment Partners, advisor to the Gallery Trust and Mondrian Funds, remained fully open and functional throughout these coronavirus events. Through effective implementation of our long-standing business continuity plans, our robust remote access capabilities provided the capacity for all employees in both the UK and US to work remotely simultaneously. This allowed us to provide continuity of service to meet the needs of shareholders, and for our investment professionals to manage the Funds’ portfolios with the same care, fundamental process, and execution as in pre-COVID times. We continue to monitor the coronavirus situation on an ongoing basis and will take additional measures as appropriate, based on government advice and industry best practice.
For more information about the Mondrian Funds, please continue reading this report or visit https://www.mondrian.com/mutualfunds/. We would also be happy to speak with you at 888-832-4386.
Thank you,
Mondrian Investment Partners

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW

Mondrian International Value Equity Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2020
International equity markets fell sharply in the first quarter of 2020, but have since recouped most of those losses after positive second and third quarters. Recessionary fears materialized in the first quarter amid widespread shutdowns aimed at protecting the most vulnerable and supporting medical systems. But despite rising COVID-19 cases globally and ongoing geopolitical tensions, equities were supported in the second and third quarters by better-than-feared corporate earnings and economic data, promising progress on potential vaccines, M&A, and further economic stimulus. Asia Pacific markets led as the region continued to lead the way in controlling the spread of COVID-19. A sharp decline in oil prices in the first quarter as OPEC and Russia initially failed to extend production cuts despite the severe demand shock weighed particularly on the energy sector. Almost all major developed market international currencies appreciated against the US dollar.
Investors’ sudden risk aversion and further central bank easing created a very tough period for value-focused investors. The Mondrian International Value Equity Fund (the “Fund”) saw a return of -17.9% and exceeded the returns of the value sub-index whilst lagging the broader benchmark. Returns from MSCI EAFE Growth have now exceeded MSCI EAFE Value by 29% in the last twelve months and by 7.8% annualized over the last five years.
The overweight position in the UK held back relative returns
European markets lagged as the COVID-19 pandemic led to widespread shutdowns across the region. The overweight position in the weak UK market and the underweight position in the strong Dutch market weighed on relative returns. The UK market was held back by the high weighting to the weaker energy and financials sectors, and uncertainty about ongoing Brexit negotiations.
Country allocation effects were positive in Asia Pacific markets, as the positive effect of the exposure to Taiwan more than offset the overweight position in the weak Singaporean market. The Japanese equity market was relatively strong over the period, helped by strong corporate balance sheets supporting resilient dividend payments and relative success in controlling COVID-19. Continuity candidate and former Cabinet Secretary Yoshihide Suga took over as Japanese prime minister after Shinzo Abe retired due to ill health.
Stock selection in the UK and Hong Kong weighed on relative returns
In Europe, stock selection in the UK and Germany weighed on relative returns. Lloyds, the UK retail bank, declined alongside many European banks amid concerns over an anticipated severe recession. Although the capital position of

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)
Lloyds remains solid, Lloyds joined all major European banks in announcing that they will not pay a dividend this year as requested by regulators in order to help support European economies through this crisis.
Stock selection in Asia-Pacific also weighed on relative returns. In Japan, the portfolio benefitted from exposure to companies with overcapitalized net cash balance sheets supporting the skew of outcomes. Fujitsu, the IT services company, for example, was able to announce further share buybacks and a dividend increase in the first quarter of 2020 at a time when many other companies globally were worrying about potential dividend cuts. Relative returns were held back, however, by the position in Coca-Cola Bottlers Japan, as its higher-margin vending machine channel was negatively impacted by COVID-19 shutdowns. Despite the short term challenges facing the company, it should be well-placed to benefit from a reopening of Japan’s economy. Portfolio stocks in Hong Kong also struggled. CK Hutchison was particularly weak as the virus has impacted health and beauty retail, ports and telecoms.
The overweight position in the energy sector held back relative returns
The positive impact of the lack of exposure to the real estate sector was more than offset by the overweight position in the weak energy sector. Although near-term uncertainty remains, at today’s depressed share prices the skew of outcomes for the oil majors over the long-term looks attractive.
Stock selection within sectors also held back relative returns. Although the portfolio benefitted from strong stock selection in the IT and utilities sectors, this was more than offset by stock selection in the financials and industrials sectors.
The overweight exposure to the British pound detracted from relative returns
Most international currencies appreciated against the US dollar. The positive impact of the underweight position in the Australian dollar was more than offset by the overweight exposure to the weak British pound.
Definition of Comparative Index
The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Emerging Markets Value Equity Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2020
The MSCI Emerging Markets index gained 8.3% over the past twelve months ended October 31, 2020. A strong recovery during the spring and summer reversed the sharp decline experienced earlier in 2020 sparked by the emergence of the global COVID-19 pandemic. Asia outperformed as the heavily index weighted markets of Taiwan, China and Korea performed strongly, due to a high weighting towards technology-oriented companies and the lesser degree of economic disruption seen from COVID-19 in these countries. Meanwhile, India was slightly negative and Indonesia, Thailand and the Philippines underperformed with heavy losses. Latin America was the weakest region as heavy currency depreciation weighed on the larger markets in the region. All markets in EMEA experienced losses, although Qatar and Saudi Arabia were down less than most markets despite weakness in energy prices.
From a sector perspective, perceived beneficiaries of the COVID-19 pandemic performed strongly. The accelerating trend towards faster technology adoption boosted the performance of the information technology sector and internet companies in the consumer discretionary and communications sectors, while health care also performed very well. Conversely, the energy sector experienced a sharp decline as oil prices fell, while financials, utilities and real estate were also weak.
The Mondrian Emerging Markets Equity Fund (“the Fund”) underperformed the positive return of the MSCI Emerging Markets Index over the last twelve months. The Fund underperformed the broad index by approximately 240 basis points but outperformed the value sub-index by approximately 1,550 basis points during the reporting period.
Top-down allocation contributed positively to investment returns
The Fund benefitted from top-down positioning in Asia and EMEA. Within Asia, relative returns were driven by overweight exposure to the outperforming Chinese market, as well as zero exposure to the very weak markets of Thailand and the Philippines. In EMEA, the Fund primarily benefitted from underweight exposure to the region as a whole given its relative underperformance against the broader index return. In particular, no exposure to Saudi Arabia and Poland as well as underweight exposure to domestic South Africa and the depreciating South African rand added value. The only notable detractor derived from positioning in Russia, where the Fund’s overweight allocation detracted from investment performance given the Russian market’s high level of dependence on the weak energy sector.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Sector allocation mixed; small positive contribution overall
The last twelve months has seen a very wide dispersion in the performance across sectors, largely driven by their relative exposure to the impacts of COVID-19. Similarly, the impact on investment performance across sector allocation was mixed. The Fund benefited from the overweight allocations to the outperforming IT and health care sectors, with further value added from underweight exposure to sectors more severely impacted by COVID-19; namely utilities, real estate and industrials. Offsetting this was the impact of the Fund’s positioning in the very strong communication services and consumer discretionary sectors.
Stock selection negative; held back by China, South Africa and Russia
Stock selection in China, South Africa and Russia were the key factors weighing on returns, only somewhat offset by positive stock selection in India, Taiwan and Korea. In China, underweight exposure to Tencent and the weak performance of Ping An Insurance contributed most to the negative result from stock selection, despite strong positive contributions from several holdings, most notably NetEase, CSPC Pharmaceutical and Midea. Dramatic falls in the oil price contributed to the underperformance of holdings in Gazprom and Lukoil in Russia, and Sasol in South Africa, which further suffered from poor operational performance at its US facility. Gains from stock selection in India came primarily from Reliance Industries, HCL Technologies and Infosys, overcoming weak returns from housing finance group Indiabulls and miner Vedanta, both of which were sold during the period. In Korea, the chemicals group LG Chem gained on rising orders for electric vehicle batteries, while widespread strength in the semiconductor sector benefited Samsung Electronics. The same factor further benefited the holding in TSMC in Taiwan.
Investment Strategy
The Fund’s investment strategy focuses on a long-term, defensive, value stock orientation. Amongst undervalued companies, the Fund seeks to identify strong companies within their sectors and markets, and those that generate sustainable free cash flows with robust balance sheets. The fund holds overweight positions to the attractively valued markets of China, India and Taiwan; as well as overweight positions in the information technology, consumer staples and health care sectors. The Fund holds underweight allocations to the more cyclical areas such as banks, real estate and industrials. The Fund also holds underweight positioning in EMEA and Latin America given unattractive risk adjusted valuations. Zero exposure to Saudi Arabia and Central Eastern Europe, underweight positioning in South Africa and Brazil.
Definition of Comparative Index
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian International Government Fixed Income Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2020
The FTSE Non-U.S. Dollar World Government Bond Index was up 5.0% in U.S. dollar unhedged terms over the 12 months to October 31, 2020. The strongest performing markets were Malaysia (up 8.8%) and Singapore (up 8.5%). The weakest performing markets were Mexico (down 0.7%) and Norway (down 0.4%). The Norwegian krone was particularly weak over the period, as lower oil prices weighed on this oil exporting nation’s currency.
The Mondrian International Government Fixed Income Fund outperformed the benchmark by 1.5% in NAV terms, leaving it up 6.5% in absolute terms. Positioning to the Australian dollar and Norwegian krone was beneficial for performance. The overweight to the New Zealand, Mexican and US bond markets added to performance. The addition of corporate credit in late March also positively contributed to relative performance over the period.
The Fund maintains exposure to those countries where Prospective Real Yields are highest, such as New Zealand, Japan and Mexico. We continue to believe that selected currencies are extremely undervalued – particularly the British pound, Norwegian krone and the Mexican peso. We also deem international currencies to be undervalued versus the U.S. dollar on average, based on our Purchasing Power Parity analysis. The Fund has a modest exposure to corporate credit. Corporate credit was added in March 2020, when credit spreads offered excellent value. The Fund had no exposure to corporate credit at the start of 2020.
Definition of Comparative Index
The FTSE Non-U.S. Dollar World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGBI is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market.

Gallery Trust	Mondrian U.S. Small Cap Equity Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian U.S. Small Cap Equity Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2020
The Russell 2000 Index recorded a marginal decline of 0.1% in the twelve months to October 31, 2020. This all-but-flat reading masks a period of exceptional volatility. In the final months of 2019 the Federal Reserve’s move to lower interest rates preceded a bout of rising optimism over a Sino-US trade deal that propelled the market higher. Soon after investor concerns about the adverse impacts of the COVID-19 pandemic prompted a dramatic sell-off in equities across the world. Recessionary fears grew amid widespread and indefinite shutdowns aimed at protecting the most vulnerable and supporting medical systems. Strong policy responses from the Federal Reserve and Congress, including interest rate cuts and fiscal support measures, helped lessen the economic impact and supported financial system liquidity. Bond yields collapsed in response to the resumption of unorthodox monetary policy encouraging liquidity into riskier assets, helping equity markets retrace much of their losses.
Sector level performance diverged markedly during the period. Health care finished 2019 on strong footing as volume growth drove earnings within the Pharmaceuticals and Biotech subsector. Its defensiveness then offered some support as markets swooned in March 2020. Culminating with robust participation during the relief/reopening rally, possibly due to a resumption of elective surgeries the sector rose 33.3% over the fiscal year. Information technology was the only other sector to record a positive return, finishing up 9.5%. At the other end of the spectrum was energy, which fell 51.7%. With travel and industry grinding to a halt and workers’ sheltering-in-place, fuel consumption dropped tipping the oil market into supply surplus. Accordingly, after whipsawing down and then up the oil price settled at a lower level denting energy producers’ profitability and highlighting weak balance sheets. Exposure to retail, travel and leisure as well as emptied offices destabilized many parts of the real estate sector, which finished down 25.0%. Financial and Utilities fared similarly to one another, shedding 18.5% and 18.3% respectively.
The Mondrian U.S. Small Cap Equity Fund underperformed the benchmark index by 23.2%. The defensive, value-orientated portfolio trailed the index in a period that witnessed indiscriminate selling followed by a liquidity-fueled rally led by growth stocks. This was largely attributable to negative stock selection. Social distancing measures weighed heavily on amusement park operator Cedar Fair, Tivity Health, which provides gym access to seniors, and cinema advertiser National CineMedia. Further, reduced travel impacted aerospace- and fuel-related stocks, particularly within the Industrials sleeve of the portfolio.
Definition of Comparative Index
The Russell 2000 Index is an unmanaged market index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Global Listed Infrastructure Fund
(all returns in U.S. dollars)
Twelve months ended October 31, 2020
Global equity markets finished 2019 strongly, supported by a reduction in interest rates by the Federal Reserve, and made a solid start to 2020 under the belief that the coronavirus was contained in China. However, outbreaks around the world caused markets to fall sharply in late February and March. A rebound only occurred when data showed the spread of the virus in certain countries slowing, giving confidence that it could be controlled. In addition, investors factored in the support of monetary and fiscal stimulus around the world. By summer, most economies had taken steps to reopening and progress towards a vaccine gave investors further optimism. The MSCI ACWI Core Infrastructure Index returned 4.9% in the year ended October 31, 2020.
The MSCI ACWI Core Infrastructure Index declined 8.1%. It lagged the broader MSCI ACWI Index due to the negative impact coronavirus has had on certain infrastructure assets, particularly in transportation industries, and the positive impact it has had on many technology and consumer-oriented companies. The Fund’s underperformance of this benchmark was primarily due to investments in transportation companies and lack of exposure to the resilient cell phone tower companies.
Infrastructure assets are typically resilient to economic downturns due to their essential nature. For some infrastructure assets, such as utilities and cell phone tower companies, this has largely remained the case despite the lockdowns put in place in response to the coronavirus. However, those companies involved in transportation, such as airports, toll roads, and railroads, have been severely impacted by the unique nature of this downturn. Not only has demand collapsed as people are told to stay at home, but the highly levered capital structure of many of these companies, predicated on the historic stability of demand, has compounded their issues. The fund suffered poor returns from several holdings in this sector, most notably West Japan Railway, Signature Aviation, which operates airports for business jets, Fraport, the German airport operator, and Atlantia, the Italian toll road company. The challenge for long-term investors is determining to what extent the headwinds these companies currently face are temporary. We have adjusted the portfolio’s holdings in this sector to reflect appropriately the changed environment.
Outside of the industrial sector, Rubis, the French downstream oil infrastructure company, has seen its share price under pressure given the drop in demand for the automotive and aviation fuels it distributes. A general aversion to energy-related stocks has also been a drag on the shares. However, having only a modest exposure to the energy sector, the worst performing sector on the back of falling commodity prices, has helped the fund’s relative return.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)
Investments in regulated utilities provided an offset to the weakness in the transportation sector. Companies such as Pennon, the UK water utility, Energias de Portugal, an electric utility, and Xcel Energy, a US electric utility, all outperformed the benchmark. One of the best performing stocks in the period was DP World, the Dubai-based port operator. The company was subject to an all-cash takeover offer from its parent, the government-backed Dubai World. Kansas City Southern, the US railroad, has performed well through the pandemic so far and the shares also benefited from rumors of a bid from private equity.
The portfolio is positioned to take advantage of the particularly attractive risk-adjusted returns we find in infrastructure stocks in Europe and in the electric utilities sector.
Definition of Comparative Index
The MSCI ACWI Core Infrastructure Index captures large and mid-cap securities across the 23 Developed Markets (DM) countries*. The Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities.

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Global Equity Value Fund
(all returns in U.S. dollars)
Since Inception (June 30, 2020) ended October 31, 2020
In the four months to the end of October 2020 global markets initially rallied strongly despite worldwide coronavirus deaths passing 1 million. US stocks recorded a second consecutive quarter of significant gains as markets continued to recover from the COVID-19 induced sell-off in March. The S&P 500 and NASDAQ composite both hit new all-time highs in the period whilst registering their best two-quarter performance since 2009. The period began with a surge in new coronavirus cases across the US which led a number of US states to renew their lockdown measures. The market largely shrugged off this news as it focused on the potential for new stimulus measures, although talks in Congress over additional stimulus stalled in August and no agreement was made before the Senate broke for its summer recess. Another factor helping investor sentiment was the positive news around the efficacy of coronavirus treatments and the progress made on developing a vaccine.
Markets turned and were weaker during October, as a number of European governments were forced to bring back strict lockdown measures in order to stop the spread of the virus and to prevent their health systems from becoming overwhelmed. In early October, and with less than a month to go before the US election, US President Donald Trump tested positive for COVID-19. Mr. Trump was hospitalized for several days, missing valuable time on the campaign trail, before making a full recovery. Once again US lawmakers failed to reach agreement on additional stimulus spending. The VIX, a measure of expected volatility on the S&P 500, rallied strongly through October and was significantly above where it had been for the 2016 election. The Fund lagged the overall strong market during the period, despite being defensive during October, as growth stocks drove overall market gains.
Country allocation was a headwind to performance
Underweight exposure to the US market and overweight exposure to the UK and Spain detracted from returns in the period, continuing the trend seen over the year to date of US outperformance compared to Europe. These negative effects were partly counterbalanced by having no exposure to the Swiss, Canadian and Australian markets.
Sector allocation had a negative impact on returns
The portfolio benefited from its underweight exposure to the more cyclical parts of the market including financials, real estate, and energy sectors, which underperformed over the period. Traditionally defensive sectors also lagged,

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (concluded)
whilst growth sectors continued to benefit from the stay-at-home theme. The portfolio’s overweight exposure to attractively valued defensive sectors such as health care and consumer staples pulled back relative returns.
Stock selection was the main driver of underperformance in the period
Strong stock selection was seen in the consumer discretionary sector, where Kingfisher outperformed after posting strong results, and consumer staples, where Japanese drugstore operator Sundrug benefited from strong sales alongside continued cost control. Selection in the energy sector also boosted relative returns. This was more than offset by weaker selections in the health care and industrials sectors. Within industrials, Thales was weak as it guided to a slower recovery in its aerospace business, and commercial logistics operator ISS saw weakness as offices were closed during lockdowns. Selection within IT was also a headwind as Cisco issued guidance that disappointed market expectations. On a regional basis, strong stock selection in the UK and Spain was more than offset by weaker selection in the US.
Currency allocation boosted performance
Underweight exposure to the US dollar and overweight exposure to the Japanese yen and UK sterling, which partly offset local market weakness, were positive for performance. These positive effects were only partially reduced by having no exposure to the Australian dollar.
Definition of Comparative Index
The MSCI ACWI Index (Net) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2020 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020*
	1 Year	3 Years	5 Years	10 Years
Mondrian International Value Equity Fund	-17.88%	-6.09%	-0.47%	2.13%
MSCI EAFE Index (Net)	-6.86%	-1.24%	2.85%	3.82%

* On March 14, 2016, The International Equity Portfolio, a series of Delaware Pooled Trust (the “International Equity Predecessor Fund”) was reorganized into the Mondrian International Equity Fund. Inception date of the Predecessor Fund was February 4, 1992. Information presented from February 4, 1992 to March 14, 2016 is that of the International Equity Predecessor Fund.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 3.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2020 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020*
	1 Year	3 Years	5 Years	10 Years
Mondrian Emerging Market Value Equity Fund	5.67%	1.35%	5.25%	0.56%
MSCI Emerging Markets Index (Net)	8.25%	1.94%	7.92%	2.42%

$1,500,000
$1,000,000
$500,000
$1,270,248
$1,057,089
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Mondrian Emerging Markets Value Equity Fund
MSCI Emerging Markets Index (Net)

* On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Mondrian Emerging Markets Equity Fund. Inception date of the Emerging Markets Predecessor Fund was November 2, 2007. Information presented from November 2, 2007 to September 24, 2018 is that of the Emerging Markets Predecessor Fund.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 5.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2020 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020*
	1 Year	3 Years	5 Years	10 Years
Mondrian International Government Fixed Income Fund	6.46%	5.00%	4.45%	0.71%
FTSE Non-U.S. Dollar World Government Bond	4.99%	3.88%	3.92%	1.08%

* On September 24, 2018, the Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the Mondrian International Government Fixed Income Fund. Inception date of the Fixed Income Predecessor Fund was November 2, 2007. Information presented from November 2, 2007 to September 24, 2018 is that of the Fixed Income Predecessor Fund.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 6.

Gallery Trust	Mondrian U.S. Small Cap Equity Fund
October 31, 2020 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020*
	1 Year	Cumulative Inception to Date*
Mondrian U.S. Small Cap Equity Fund	-23.32%	-8.90%
Russell 2000 Index	-0.14%	14.63%

* The fund commenced operations on December 17, 2018.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 7.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2020 (Unaudited)

Growth of a $1,000,000 Investment
	AVERAGE TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020*
	1 Year	Cumulative Inception to Date*
Mondrian Global Listed Infrastructure Fund	-10.56%	8.66%
MSCI ACWI Core Infrastructure Index	4.89%	23.53%

* The fund commenced operations on December 17, 2018.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 9.

Gallery Trust	Mondrian Global Equity
Value Fund
October 31, 2020 (Unaudited)

Growth of a $1,000,000 Investment
TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2020
Cumulative Inception to Date*
Mondrian Global Equity Value Fund	2.20%
MSCI ACWI Index (Net)	5.50%

* The fund commenced operations on June 30, 2020.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of the comparative index on page 11.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2020

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:

† Percentages based on total investments.
COMMON STOCK — 98.8%
	Number of Shares	Value (U.S. $)
AUSTRALIA — 0.9%
QBE Insurance Group Ltd	763,308	$4,412,636
Total Australia		4,412,636

CHINA — 2.2%
China Mobile Ltd	1,700,500	10,388,175
Total China		10,388,175

DENMARK — 1.0%
ISS A/S *	379,918	4,891,945
Total Denmark		4,891,945

FRANCE — 7.6%
Cie de Saint-Gobain SA *	367,982	14,381,547
Dassault Aviation SA *	2,508	2,105,720
Sanofi SA	158,632	14,318,045
Societe Generale SA *	338,830	4,597,219
Total France		35,402,531

GERMANY — 7.9%
Allianz SE	65,704	11,561,675

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
GERMANY (continued)
Continental AG	142,868	$15,170,900
Evonik Industries AG	406,991	9,799,588
Total Germany		36,532,163

HONG KONG — 7.0%
CK Hutchison Holdings Ltd	2,417,500	14,616,673
Jardine Matheson Holdings Ltd	146,015	6,479,098
WH Group Ltd	14,215,000	11,222,057
Total Hong Kong		32,317,828

ITALY — 3.9%
Enel SpA	1,422,634	11,337,045
Eni SpA	935,877	6,581,009
Total Italy		17,918,054

JAPAN — 29.4%
Coca-Cola Bottlers Japan Holdings Inc	448,900	6,327,007
FUJIFILM Holdings Corp	294,300	14,994,582
Fujitsu Ltd	60,400	7,084,023
Honda Motor Co Ltd	557,500	13,022,330
Isuzu Motors Ltd	314,700	2,549,004
Kyocera Corp	269,400	14,827,552
Mitsubishi Electric Corp	805,300	10,362,080
Nippon Telegraph & Telephone Corp	338,200	7,097,201
Otsuka Holdings Co Ltd	260,600	9,635,083
Sekisui Chemical Co Ltd	587,900	9,115,184
Sony Corp	128,800	10,720,767
Takeda Pharmaceutical Co Ltd	382,600	11,844,707
Tokio Marine Holdings Inc	207,452	9,260,616
Toyota Industries Corp	150,800	9,702,663
Total Japan		136,542,799

NETHERLANDS — 3.0%
Ahold Delhaize NV	73,980	2,031,484
Royal Dutch Shell PLC Class B	981,145	11,861,569
Total Netherlands		13,893,053

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
SINGAPORE — 3.8%
Singapore Telecommunications Ltd	3,010,402	$4,481,782
United Overseas Bank Ltd	935,540	13,028,529
Total Singapore		17,510,311

SPAIN — 3.5%
Banco Santander SA *	5,067,048	10,096,054
Naturgy Energy Group SA	319,168	5,933,730
Total Spain		16,029,784

SWEDEN — 2.6%
Telia Co AB	3,141,827	12,042,640
Total Sweden		12,042,640

SWITZERLAND — 5.5%
ABB Ltd	527,640	12,797,901
Novartis AG	116,819	9,106,618
Zurich Insurance Group AG	10,567	3,507,617
Total Switzerland		25,412,136

TAIWAN — 2.8%
Taiwan Semiconductor Manufacturing Co Ltd	858,000	12,883,229
Taiwan Semiconductor Manufacturing Co Ltd ADR	939	78,754
Total Taiwan		12,961,983

UNITED KINGDOM — 17.7%
BP PLC	3,113,548	7,959,184
GlaxoSmithKline PLC	673,803	11,244,989
Kingfisher PLC *	3,292,202	12,247,579
Lloyds Banking Group PLC *	28,150,555	10,214,691
SSE PLC	901,673	14,665,320
Tesco PLC	4,389,471	11,659,278
Travis Perkins PLC *	313,095	4,300,714
WPP PLC	1,218,011	9,708,487
Total United Kingdom		82,000,242

Total Common Stock
(Cost $545,254,176)		458,256,280

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Value
Equity Fund
October 31, 2020

PREFERRED STOCK — 0.1%
	Number of Shares	Value (U.S. $)
GERMANY — 0.1%
Bayerische Motoren Werke AG, 4.66%	8,825	$455,535

Total Preferred Stock
(Cost $638,337)		455,535
Total Value of Securities — 98.9%
(Cost $545,892,513)		$458,711,815

Percentages are based on Net Assets of $463,696,618.
*	Non-income producing security.
ADR — American Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company
The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$78,754	$458,177,526	$—	$458,256,280
Preferred Stock	—	455,535	—	455,535
Total Investments in Securities	$78,754	$458,633,061	$—	$458,711,815

For the year ended October 31, 2020, there were no transfers in or out of Level 3.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2020

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:

† Percentages based on total investments.
COMMON STOCK — 97.2%
	Number of Shares	Value (U.S. $)
BRAZIL — 3.0%
Hypera SA *	30,600	$148,735
Itau Unibanco Holding SA ADR	23,390	95,665
Suzano Papel e Celulose SA *	17,700	152,663
Total Brazil		397,063

CHINA — 41.6%
Alibaba Group Holding Ltd *	32,392	1,230,476
Baidu Inc ADR *	2,702	359,501
China Medical System Holdings Ltd	158,000	166,434
China Merchants Bank Co Ltd Class H	94,000	491,222
China Mobile Ltd	32,000	195,485
CSPC Pharmaceutical Group	225,520	239,721
Hangzhou Hikvision Digital Technology Class A	36,400	244,060
Hengan International Group Co Ltd	23,000	160,216
Jiangsu Yanghe Brewery Joint-Stock Class A	15,212	381,356
Midea Group Co Ltd Class A	42,203	490,532
Ping An Insurance Group Co of China Ltd Class H	60,000	619,136
Tencent Holdings Ltd	8,000	609,545
Tingyi Cayman Islands Holding Corp Class H	140,000	255,366
Total China		5,443,050

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
HONG KONG — 3.6%
NetEase Inc	15,386	$269,196
WH Group Ltd	260,500	205,652
Total Hong Kong		474,848

INDIA — 11.9%
Bajaj Auto Ltd	1,622	63,162
HCL Technologies Ltd	32,660	371,306
Housing Development Finance Corp Ltd	13,724	356,497
Infosys Ltd Sponsored ADR	22,187	316,609
Reliance Industries Ltd	16,138	448,832
Total India		1,556,406

INDONESIA — 3.0%
Bank Rakyat Indonesia Persero Tbk PT	1,718,900	391,799
Total Indonesia		391,799

MEXICO — 1.2%
Grupo Financiero Banorte SAB de CV Class O *	36,127	161,121
Total Mexico		161,121

NETHERLANDS — 2.1%
Unilever NV	4,799	270,767
Total Netherlands		270,767

PERU — 0.9%
Credicorp Ltd	1,027	117,776
Total Peru		117,776

RUSSIA — 2.4%
Gazprom PJSC Sponsored ADR	35,711	137,488
LUKOIL PJSC Sponsored ADR	3,381	172,735
Total Russia		310,223

SOUTH AFRICA — 2.1%
Mondi PLC	14,267	270,435
Total South Africa		270,435

SOUTH KOREA — 6.3%
Korea Zinc Co Ltd	218	73,732

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
SOUTH KOREA (continued)
LG Chem Ltd	214	$116,366
Samsung Electronics Co Ltd	6,895	346,673
Samsung Fire & Marine Insurance Co Ltd	809	128,403
Shinhan Financial Group Co Ltd	5,752	154,272
Total South Korea		819,446

TAIWAN — 16.0%
ASE Technology Holding Co Ltd	101,000	222,144
CTBC Financial Holding Co Ltd	166,000	104,449
Delta Electronics Inc	49,000	326,032
Hon Hai Precision Industry Co Ltd	119,000	321,521
Taiwan Semiconductor Manufacturing Co Ltd	74,000	1,111,141
Total Taiwan		2,085,287

UNITED KINGDOM — 0.5%
Polymetal International Inc	2,903	61,724
Total United Kingdom		61,724

UNITED STATES — 2.6%
Consumer Discretionary — 1.2%
Yum China Holdings	2,918	155,325

Information Technology — 0.5%
Micron Technology Inc *	1,257	63,277

Materials — 0.9%
Barrick Gold Corp US	4,442	118,735

Total United States		337,337

Total Common Stock
(Cost $10,358,264)		12,697,282

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Emerging Markets Value
Equity Fund
October 31, 2020

PREFERRED STOCK — 5.1%
	Number of Shares	Value (U.S. $)
BRAZIL — 0.1%
Itausa SA Pref**	11,500	$18,218

SOUTH KOREA — 5.0%
Samsung Electronics Co Ltd**	14,598	647,859

Total Preferred Stock
(Cost $492,620)		666,077
Total Value of Securities — 102.3%
(Cost $10,850,884)		$13,363,359

Percentages are based on Net Assets of $13,068,194.
*	Non-income producing security.
**	There is currently no rate available.
ADR — American Depositary Receipt
CV — Convertible Security
Ltd. — Limited
PLC — Public Limited Company
The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,999,630	$10,697,652	$—	$12,697,282
Preferred Stock	18,218	647,859	—	666,077
Total Investments in Securities	$2,017,848	$11,345,511	$—	$13,363,359

For the year ended October 31, 2020, there were no transfers in or out of Level 3.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2020

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:

† Percentages based on total investments.
GLOBAL BONDS — 98.6%
	Face Amount (Local Currency)		Value (U.S. $)
AUSTRALIA — 3.9%
Australia Government Bond
5.750%, 05/15/21	AUD	155,000	$112,265
4.750%, 04/21/27	AUD	350,000	313,592
3.250%, 04/21/25	AUD	226,000	180,216
3.000%, 03/21/47	AUD	370,000	330,695
Total Australia			936,768

AUSTRIA — 4.3%
Republic of Austria Government Bond
6.250%, 07/15/27	EUR	610,000	1,045,531
Total Austria			1,045,531

BELGIUM — 4.7%
Kingdom of Belgium Government Bond
1.000%, 06/22/26 (A)	EUR	900,000	1,146,811
Total Belgium			1,146,811

CANADA — 1.9%
Canadian Government Bond
5.000%, 06/01/37	CAD	224,000	273,646
1.500%, 06/01/26	CAD	200,000	159,165
0.750%, 09/01/21	CAD	50,000	37,707
Total Canada			470,518

FINLAND — 4.1%
Finland Government Bond
0.500%, 09/15/27 (A)	EUR	799,000	1,002,370
Total Finland			1,002,370

FRANCE — 5.0%
French Republic Government Bond OAT
1.500%, 05/25/31	EUR	520,000	724,748
0.500%, 05/25/25	EUR	195,000	239,663

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2020

GLOBAL BONDS — continued
	Face Amount (Local Currency)		Value (U.S. $)
FRANCE (continued)
Total Capital International
0.750%, 07/12/28	EUR	200,000	$245,562
Total France			1,209,973

GERMANY — 6.9%
Bundesrepublik Deutschland Bundesanleihe
2.500%, 07/04/44	EUR	250,000	494,002
0.250%, 02/15/29	EUR	50,000	63,045
Kreditanstalt fuer Wiederaufbau
2.050%, 02/16/26	JPY	105,000,000	1,124,015
Total Germany			1,681,062

ITALY — 12.2%
Italy Buoni Poliennali Del Tesoro
4.750%, 09/01/44 (A)	EUR	200,000	387,101
2.950%, 09/01/38 (A)	EUR	600,000	891,304
2.000%, 02/01/28	EUR	650,000	841,481
1.450%, 05/15/25	EUR	308,000	381,215
0.050%, 04/15/21	EUR	385,000	449,424
Total Italy			2,950,525

JAPAN — 20.1%
Japan Government Ten Year Bond
0.100%, 06/20/26	JPY	20,000,000	193,161
Japan Government Thirty Year Bond
2.400%, 12/20/34	JPY	90,000,000	1,118,701
0.300%, 06/20/46	JPY	140,100,000	1,260,144
Japan Government Twenty Year Bond
1.600%, 06/20/30	JPY	107,000,000	1,175,912
0.200%, 06/20/36	JPY	120,000,000	1,130,564
Total Japan			4,878,482

KUWAIT — 1.1%
Kuwait International Government Bond
3.500%, 03/20/27	USD	240,000	271,224
Total Kuwait			271,224

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2020

GLOBAL BONDS — continued
	Face Amount (Local Currency)		Value (U.S. $)
MALAYSIA — 2.2%
Malaysia Government Bond
4.254%, 05/31/35	MYR	900,000	$241,781
4.181%, 07/15/24	MYR	1,113,000	289,261
Total Malaysia			531,042

MEXICO — 2.9%
Mexican Bonos
8.500%, 11/18/38	MXN	423,000	23,150
8.500%, 05/31/29	MXN	3,000,000	164,996
8.000%, 11/07/47	MXN	10,000,000	513,094
Total Mexico			701,240

NETHERLANDS — 4.7%
Netherlands Government Bond
5.500%, 01/15/28	EUR	94,056	159,188
2.750%, 01/15/47 (A)	EUR	250,000	523,209
0.500%, 01/15/40 (A)	EUR	250,000	334,230
0.250%, 07/15/29 (A)	EUR	100,000	125,027
Total Netherlands			1,141,654

NEW ZEALAND — 4.8%
New Zealand Government Bond
5.500%, 04/15/23	NZD	650,000	487,797
4.500%, 04/15/27	NZD	550,000	463,892
2.750%, 04/15/37	NZD	250,000	209,267
Total New Zealand			1,160,956

SUPRANATIONAL — 13.8%
Asian Development Bank
2.350%, 06/21/27	JPY	100,000,000	1,113,744
European Financial Stability Facility
0.950%, 02/14/28	EUR	890,000	1,146,205
European Investment Bank
2.150%, 01/18/27	JPY	100,000,000	1,089,750
Total Supranational			3,349,699

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2020

GLOBAL BONDS — continued
	Face Amount (Local Currency)		Value (U.S. $)
UNITED ARAB EMIRATES — 1.1%
MDGH - GMTN BV
2.875%, 11/07/29	USD	256,000	$272,250
Total United Arab Emirates			272,250

UNITED KINGDOM — 4.9%
HSBC Holdings
4.583%, 06/19/29 (B)	USD	230,000	265,801
United Kingdom Gilt
4.500%, 09/07/34	GBP	90,000	178,982
4.250%, 09/07/39	GBP	350,000	738,305
Total United Kingdom			1,183,088

Total Global Bonds
(Cost $21,736,040)			23,933,193
Total Value of Securities — 98.6%
(Cost $21,736,040)			$23,933,193

A list of the open forward foreign currency exchange contracts held by the Fund at October 31, 2020 is as follows:
Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	01/29/21	USD	1,603,742	EUR	1,363,500	$(12,207)
Brown Brothers Harriman	01/29/21	USD	1,513,933	GBP	1,164,000	(4,969)
Brown Brothers Harriman	01/29/21	USD	479,950	NOK	4,485,500	(10,209)
Brown Brothers Harriman	01/29/21	USD	483,260	PLN	1,900,000	(3,177)
Brown Brothers Harriman	01/29/21	JPY	114,171,000	USD	1,096,701	4,716
Brown Brothers Harriman	01/29/21	NZD	1,741,500	USD	1,157,262	5,727
Brown Brothers Harriman	01/29/21	AUD	1,331,000	USD	939,466	3,468
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts						$(16,651)

Percentages are based on Net Assets of $24,272,175.
(A)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of securities as of October 31, 2020 was $4,410,052 and represents 18.2% of Net Assets.

(B)	Floating rate security - Rate disclosed is the rate in effect on October 31, 2020.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Government
Fixed Income Fund
October 31, 2020

AUD — Australian Dollar
CAD — Canadian Dollar
EUR — Euro
GBP — Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Krone
NZD — New Zealand Dollar
PLN — Polish Zloty
USD — United States Dollar
The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$23,933,193	$—	$23,933,193
Total Investments in Securities	$—	$23,933,193	$—	$23,933,193

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$13,911	$—	$13,911
Unrealized Depreciation	—	(30,562)	—	(30,562)
Total Other Financial Instruments	$—	$(16,651)	$—	$(16,651)
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.
For the year ended October 31, 2020, there were no transfers in or out of Level 3.
Amounts designated as “—” are $0 or have been rounded to $0.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian U.S. Small Cap Equity Fund
October 31, 2020

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:
† Percentages based on total investments.
COMMON STOCK — 99.7%
	Number of Shares	Value (U.S. $)
UNITED STATES — 99.7%
Energy — 2.8%
Enviva Partners	733	$31,409

Financials — 5.2%
Houlihan Lokey Inc Class A	490	30,723
Moelis & Company Class A	752	27,974
		58,697
Health Care — 5.7%
AMN Healthcare Services Inc *	543	35,447
iRadimed Corp *	1,295	29,332
		64,779
Industrials — 40.2%
AAR Corp	1,424	27,711
Astronics Corp *	3,007	19,245
Barnes Group Inc	644	23,635
Curtiss-Wright	303	25,561
Donaldson Company Inc	247	11,733

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian U.S. Small Cap Equity Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED STATES (continued)
Industrials (continued)
Douglas Dynamics Inc	902	$30,767
EnerSys	505	36,158
GrafTech International Ltd	5,145	34,729
Kforce Inc	845	29,322
Luxfer Holdings PLC	2,670	33,161
McGrath RentCorp	548	31,280
MSC Industrial Direct Class A	531	36,990
Parsons Corp *	856	26,981
Regal Beloit Corp	308	30,384
Timken Company	518	30,925
US Ecology Inc	944	28,811
		457,393
Information Technology — 19.7%
Avnet Inc	1,303	32,145
CMC Materials Inc	270	38,391
Comtech Telecommunications Corp	1,478	21,283
FLIR Systems Inc	832	28,862
Maximus Inc	482	32,573
NIC Inc	1,461	32,756
Vishay Intertechnology Inc	2,388	38,733
		224,743
Materials — 17.6%
AptarGroup Inc	288	32,858
Avient Corp	1,114	34,612
Glatfelter Corp	2,113	30,153
Graphic Packaging Holding Co	2,431	32,308
Greif Class A	948	38,479
Innospec Inc	487	32,210
		200,620

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian U.S. Small Cap Equity Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED STATES (continued)
Real Estate — 8.5%
Global Medical Inc REIT	2,397	$29,795
Landmark Infrastructure Partners LP	3,258	33,166
Physicians Realty Trust REIT	2,036	34,327
		97,288
Total United States		1,134,929

Total Common Stock
(Cost $1,212,288)		1,134,929
Total Value of Securities — 99.7%
(Cost $1,212,288)		$1,134,929

Percentages are based on Net Assets of $1,138,672.
*	Non-income producing security.
L.P. — Limited Partnership
Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust
As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.
For the year ended October 31, 2020, there were no transfers in or out of Level 3.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2020

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:
† Percentages based on total investments.
COMMON STOCK — 99.3%
	Number of Shares	Value (U.S. $)
CANADA — 7.9%
Emera Inc	1,499	$59,800
Enbridge Inc	1,719	47,365
Total Canada		107,165

CHILE — 3.8%
Enel Americas SA	385,923	51,203
Total Chile		51,203

CHINA — 7.0%
Guangdong Investment Ltd	32,000	47,430
Jiangsu Expressway Co Ltd Class H	48,000	48,124
Total China		95,554

FRANCE — 6.8%
Rubis SCA	1,289	42,403
Veolia Environnement SA	2,714	50,503
Total France		92,906

INDIA — 4.1%
Power Grid Corp of India Ltd	24,361	56,131
Total India		56,131

ITALY — 7.6%
Atlantia SpA *	3,297	50,688
Snam SpA	10,735	52,539
Total Italy		103,227

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
JAPAN — 1.6%
West Japan Railway Co	500	$21,379
Total Japan		21,379

MEXICO — 7.3%
Aeroportuario Centro Norte SAB de CV B Class B *	9,506	42,933
Promotora y Operadora de Infraestructura	8,453	55,771
Total Mexico		98,704

PORTUGAL — 4.7%
EDP - Energias de Portugal SA	12,956	63,987
Total Portugal		63,987

SPAIN — 4.6%
Naturgy Energy Group SA	3,335	62,002
Total Spain		62,002

UNITED KINGDOM — 3.6%
SSE PLC	3,016	49,054
Total United Kingdom		49,054

UNITED STATES — 40.3%
Energy — 3.8%
Williams Co Inc	2,720	52,197

Health Care — 3.6%
HCA Healthcare *	393	48,708

Utilities — 32.9%
Dominion Energy	595	47,802
Duke Energy Corp	738	67,977
Edison International	975	54,639
Evergy Inc	1,109	61,217
OGE Energy	1,733	53,325
Pinnacle West Capital	641	52,286

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED STATES (continued)
Utilities (continued)
PPL Corporation	2,399	$65,973
Xcel Energy Inc	612	42,858
		446,077
Total United States		546,982

Total Common Stock
(Cost $1,427,555)		1,348,294
Total Value of Securities — 99.3%
(Cost $1,427,555)		$1,348,294

Percentages are based on Net Assets of $1,357,795.
*	Non-income producing security.
CV — Convertible Security
Ltd. — Limited
PLC — Public Limited Company
The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$804,055	$544,239	$—	$1,348,294
Total Investments in Securities	$804,055	$544,239	$—	$1,348,294

For the year ended October 31, 2020, there were no transfers in or out of Level 3.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Equity Value Fund
October 31, 2020

SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)†:
† Percentages based on total investments.
COMMON STOCK — 95.1%
	Number of Shares	Value (U.S. $)
BRAZIL — 1.3%
Hypera SA *	6,900	$33,538
Total Brazil		33,538

CHINA — 7.0%
Alibaba Group Holding Ltd *	2,200	83,572
Midea Group Co Ltd Class A	4,400	51,142
Ping An Insurance Group Co of China Ltd Class H	4,500	46,435
Total China		181,149

DENMARK — 0.8%
ISS A/S *	1,537	19,791
Total Denmark		19,791

FRANCE — 4.6%
Sanofi SA	768	69,319
Thales SA	790	51,528
Total France		120,847

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Equity Value Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
GERMANY — 2.2%
Continental AG	548	$58,191
Total Germany		58,191

HONG KONG — 1.4%
WH Group Ltd	46,500	36,710
Total Hong Kong		36,710

INDIA — 2.0%
Infosys Ltd Sponsored ADR	1,574	22,461
Reliance Industries GDR (A)	545	29,595
Total India		52,056

ITALY — 1.7%
Enel SpA	5,464	43,543
Total Italy		43,543

JAPAN — 13.9%
Isuzu Motors Ltd	1,400	11,340
Kyocera Corp	1,100	60,543
Matsumotokiyoshi Holdings Co Ltd	1,000	36,885
Mitsubishi Electric Corp	4,700	60,477
Otsuka Holdings Co Ltd	1,400	51,762
Sekisui Chemical Co Ltd	1,500	23,257
Sundrug Co Ltd	2,100	77,853
Toyota Industries Corp	600	38,605
Total Japan		360,722

NETHERLANDS — 2.7%
Unilever NV	1,264	71,317
Total Netherlands		71,317

SINGAPORE — 0.8%
Singapore Telecommunications Ltd	14,400	21,438
Total Singapore		21,438

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Equity Value Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
SPAIN — 2.0%
Naturgy Energy Group SA	2,753	$51,182
Total Spain		51,182

TAIWAN — 1.7%
Taiwan Semiconductor Manufacturing Co Ltd	3,000	45,046
Total Taiwan		45,046

UNITED KINGDOM — 6.1%
GlaxoSmithKline PLC	3,428	57,210
Kingfisher PLC *	13,037	48,500
Lloyds Banking Group PLC *	144,258	52,345
Total United Kingdom		158,055

UNITED STATES — 46.9%
Communication Services — 1.9%
Alphabet Class A *	31	50,099

Consumer Staples — 5.8%
Colgate-Palmolive	954	75,261
PepsiCo Inc	564	75,176
		150,437
Energy — 1.2%
Exxon Mobil Corp	969	31,609

Financials — 5.6%
New York Community Bancorp	4,276	35,534
S&P Global Inc	124	40,019
Synchrony Financial	1,045	26,146
Wells Fargo & Co	2,049	43,951
		145,650
Health Care — 9.4%
AbbVie Inc	270	22,977
Centene Corp *	1,236	73,048
Johnson & Johnson	577	79,112
Waters Corp *	316	70,411
		245,548

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Equity Value Fund
October 31, 2020

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED STATES (continued)
Industrials — 2.1%
Stericycle Inc *	880	$54,824

Information Technology — 11.4%
Check Point Software Technologies *	367	41,677
Cisco Systems Inc	1,761	63,220
Maximus Inc	880	59,470
Microsoft Corp	376	76,128
Visa Inc Class A	314	57,057
		297,552
Materials — 4.5%
Amcor PLC US	4,134	43,118
DuPont de Nemours	1,289	73,318
		116,436
Utilities — 5.0%
Duke Energy Corp	822	75,713
PPL Corporation	1,990	54,725
		130,438
Total United States		1,222,593

Total Common Stock
(Cost $2,468,627)		2,476,178

PREFERRED STOCK — 1.9%

SOUTH KOREA — 1.9%
Samsung Electronics Co Ltd**	1,089	48,330

Total Preferred Stock
(Cost $42,298)		48,330
Total Value of Securities — 97.0%
(Cost $2,510,925)		$2,524,508

Percentages are based on Net Assets of $2,603,789.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Equity Value Fund
October 31, 2020

*	Non-income producing security.
**	There is currently no rate available.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company
The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,278,593	$1,197,585	$—	$2,476,178
Preferred Stock	—	48,330	—	48,330
Total Investments in Securities	$1,278,593	$1,245,915	$—	$2,524,508

For the period ended October 31, 2020, there were no transfers in or out of Level 3.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	October 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES
	Mondrian International Value Equity Fund	Mondrian Emerging Markets Value Equity Fund	Mondrian International Government Fixed Income Fund
Assets:
Investments (Cost $545,892,513, $10,850,884 and $21,736,040)	$458,711,815	$13,363,359	$23,933,193
Foreign currency (Cost $172,669, $1,424,822 and $143)	172,943	1,424,823	141
Cash	–	–	153,932
Reclaims receivable	3,242,234	852	—
Receivable for investment securities sold	2,389,589	1,122,687	—
Dividends and interest receivable	1,563,310	26,850	140,395
Receivable for capital shares sold	483,446	—	88,649
Receivable from Investment Adviser	—	—	1,235
Unrealized appreciation on spot foreign currency contracts	—	220	—
Unrealized appreciation on forward foreign currency contracts	—	—	13,911
Prepaid expenses	39,124	2,957	2,901
Total assets	466,602,461	15,941,748	24,334,357
Liabilities:
Payable to custodian	1,956,980	2,735,358	—
Payable for investment securities purchased	441,928	19,644	—
Payable due to Investment Adviser	215,702	2,358	—
Payable for capital shares redeemed	137,210	—	149
Payable due to Administrator	62,870	3,021	3,108
Audit fees payable	19,238	11,017	12,104
Chief Compliance Officer fees payable	5,631	280	272
Payable due to Trustees	1,561	78	75
Unrealized depreciation on spot foreign currency contracts	119	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	30,562
Accrued foreign capital gains tax	—	54,582	—
Other accrued expenses	64,604	47,216	15,912
Total liabilities	2,905,843	2,873,554	62,182
Net assets	$463,696,618	$13,068,194	$24,272,175
Net assets consist of:
Paid-in capital	$575,464,148	$117,698,561	$23,593,051
Total distributable earnings/( loss)	(111,767,530)	(104,630,367)	679,124
Net assets	$463,696,618	$13,068,194	$24,272,175
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	40,770,128	1,715,760	2,358,631
Net Asset Value, Offering and Redemption Price Per Share	$11.37	$7.62	$10.29

The accompanying notes are an integral part of the financial statements.

Gallery Trust	October 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES
	Mondrian U.S. Small Cap Equity Fund	Mondrian Global Listed Infrastructure Fund	Mondrian Global Equity Value Fund
Assets:
Investments (Cost $1,212,288, $1,427,555 and $2,510,925 )	$1,134,929	$1,348,294	$2,524,508
Foreign currency (Cost $–, $3,086 and $3,155)	—	3,083	3,173
Cash	6,747	8,621	27,217
Receivable from Investment Adviser	7,773	10,857	20,983
Receivable for investment securities sold	7,433	—	—
Dividends receivable	841	1,344	4,801
Deferred offering costs	—	—	44,699
Reclaims receivable	—	997	253
Prepaid expenses	2,602	2,614	44,784
Total assets	1,160,325	1,375,810	2,670,418
Liabilities:
Audit fees payable	10,808	11,861	12,247
Payable for investment securities purchased	5,778	—	—
Payable due to Administrator	150	179	347
Chief Compliance Officer fees payable	13	16	48
Payable due to Trustees	4	4	9
Offering costs payable	—	—	22,718
Other accrued expenses	4,900	5,955	31,260
Total liabilities	21,653	18,015	66,629
Net assets	$1,138,672	$1,357,795	$2,603,789

Net assets consist of:
Paid-in capital	$1,304,939	$1,352,601	$2,550,000
Total distributable earnings/( loss)	(166,267)	5,194	53,789
Net assets	$1,138,672	$1,357,795	$2,603,789

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	129,694	133,559	254,840
Net Asset Value, Offering and Redemption Price Per Share	$8.78	$10.17	$10.22

The accompanying notes are an integral part of the financial statements.

Gallery Trust	For the Year Ended
October 31, 2020

STATEMENTS OF OPERATIONS
Mondrian International Value Equity Fund
Investment income
Dividends	$17,450,449
Less: foreign taxes withheld	(1,399,747)
Total investment income	16,050,702
Expenses
Investment advisory fees	3,688,925
Accounting and administration fees	687,785
Legal fees	147,938
Other	96,751
Custodian fees	90,587
Registration fees	75,709
Printing fees	52,476
Dividend disbursing and transfer agent fees and expenses	42,914
Trustees’ fees and expenses	38,390
Audit fees	33,051
Chief Compliance Officer fees	17,905
Overdraft fees	264
Total expenses	4,972,695
Less:
Investment advisory fees waived	(807,413)
Net expenses	4,165,282
Net investment income	11,885,420
Net realized gain (loss) on:
Investments	(27,114,443)
Foreign currency transactions	56,926
Net realized loss	(27,057,517)
Net change in unrealized appreciation/(depreciation) on:
Investments	(90,541,977)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	165,807
Net change in unrealized appreciation/(depreciation)	(90,376,170)
Net realized and unrealized loss	(117,433,687)
Net decrease in net assets resulting from operations	$(105,548,267)

The accompanying notes are an integral part of the financial statements.

Gallery Trust	For the Year Ended
October 31, 2020

STATEMENTS OF OPERATIONS
Mondrian Emerging Markets Value Equity Fund
Investment income
Dividends	$847,221
Less: foreign taxes withheld	(101,512)
Total investment income	745,709
Expenses
Investment advisory fees	216,001
Custodian fees	48,775
Accounting and administration fees	36,868
Dividend disbursing and transfer agent fees and expenses	29,248
Audit fees	25,930
Other	18,386
Registration fees	11,417
Legal fees	8,283
Printing fees	5,791
Trustees’ fees and expenses	2,250
Overdraft fees	1,609
Chief Compliance Officer fees	1,014
Total expenses	405,572
Less:
Investment advisory fees waived	(140,787)
Net expenses	264,785
Net investment income	480,924
Net realized gain (loss) on:
Investments	1,666,375
Foreign currency transactions	(2,202)
Net realized gain (loss)	1,664,173
Net change in unrealized appreciation/(depreciation) on:
Investments	854,606
Accrued foreign capital gains tax on appreciated securities	(47,828)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(2,709)
Net change in unrealized appreciation/(depreciation)	804,069
Net realized and unrealized gain	2,468,242
Net increase in net assets resulting from operations	$2,949,166

The accompanying notes are an integral part of the financial statements.

Gallery Trust	For the Year Ended
October 31, 2020

STATEMENTS OF OPERATIONS
Mondrian International Government Fixed Income Fund
Investment income
Interest	$376,093
Less: foreign taxes withheld	(212)
Total investment income	375,881
Expenses
Investment advisory fees	126,528
Accounting and administration fees	33,126
Dividend disbursing and transfer agent fees and expenses	29,317
Audit fees	25,917
Other	16,321
Registration fees	9,095
Custodian fees	8,764
Legal fees	6,917
Printing fees	6,214
Trustees’ fees and expenses	1,738
Chief Compliance Officer fees	801
Total expenses	264,738
Less:
Investment advisory fees waived	(112,534)
Net expenses	152,204
Net investment income	223,677
Net realized gain (loss) on:
Investments	658,972
Foreign currency exchange contracts	316,535
Foreign currency transactions	(81,095)
Net realized gain (loss)	894,412
Net change in unrealized appreciation/(depreciation) on:
Investments	377,408
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	1,074
Foreign currency exchange contracts	(26,010)
Net change in unrealized appreciation/(depreciation)	352,472
Net realized and unrealized gain	1,246,884
Net increase in net assets resulting from operations	$1,470,561

The accompanying notes are an integral part of the financial statements.

Gallery Trust	For the Year Ended
October 31, 2020

STATEMENTS OF OPERATIONS
Mondrian U.S. Small Cap Equity Fund
Investment income
Dividends	$24,881
Total investment income	24,881
Expenses
Dividend disbursing and transfer agent fees and expenses	28,258
Audit fees	24,421
Registration fees	18,287
Investment advisory fees	9,997
Offering costs	4,375
Printing fees	2,775
Other	2,525
Accounting and administration fees	1,627
Custodian fees	850
Legal fees	356
Trustees’ fees and expenses	93
Chief Compliance Officer fees	43
Total expenses	93,607
Less:
Investment advisory fees waived	(9,997)
Reimbursement from Investment Adviser	(72,314)
Net expenses	11,296
Net investment income	13,585
Net realized loss on:
Investments	(106,062)
Net realized loss	(106,062)
Net change in unrealized appreciation/(depreciation) on:
Investments	(254,163)
Net change in unrealized appreciation/(depreciation)	(254,163)
Net realized and unrealized loss	(360,225)
Net decrease in net assets resulting from operations	$(346,640)

The accompanying notes are an integral part of the financial statements.

Gallery Trust	For the Year Ended
October 31, 2020

STATEMENTS OF OPERATIONS
Mondrian Global Listed Infrastructure Fund
Investment income
Dividends	$73,293
Less: foreign taxes withheld	(5,640)
Total investment income	67,653
Expenses
Dividend disbursing and transfer agent fees and expenses	28,244
Audit fees	26,924
Registration fees	18,289
Investment advisory fees	12,218
Other	7,261
Offering costs	4,375
Printing fees	3,654
Custodian fees	3,199
Accounting and administration fees	1,885
Legal fees	399
Trustees’ fees and expenses	101
Chief Compliance Officer fees	48
Total expenses	106,597
Less:
Investment advisory fees waived	(12,218)
Reimbursement from Investment Adviser	(80,730)
Net expenses	13,649
Net investment income	54,004
Net realized gain (loss) on:
Investments	47,012
Foreign currency transactions	1,346
Net realized gain (loss)	48,358
Net change in unrealized appreciation/(depreciation) on:
Investments	(263,926)
Accrued foreign capital gains tax on appreciated securities	702
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(232)
Net change in unrealized appreciation/(depreciation)	(263,456)
Net realized and unrealized loss	(215,098)
Net decrease in net assets resulting from operations	$(161,094)

The accompanying notes are an integral part of the financial statements.

Gallery Trust	For the Period Ended
October 31, 2020

STATEMENTS OF OPERATIONS
Mondrian Global Equity Value Fund(1)
Investment income
Dividends	$20,960
Less: foreign taxes withheld	(1,547)
Total investment income	19,413
Expenses
Audit fees	26,647
Offering costs	22,718
Custodian fees	13,935
Dividend disbursing and transfer agent fees and expenses	8,250
Investment advisory fees	5,748
Accounting and administration fees	1,322
Other	1,001
Legal fees	231
Printing fees	156
Trustees' fees and expenses	55
Registration fees	32
Total expenses	80,095
Less:
Investment advisory fees waived	(5,748)
Reimbursement from Investment Adviser	(67,677)
Net expenses	6,670
Net investment income	12,743
Net realized gain (loss) on:
Investments	28,922
Foreign currency transactions	(1,504)
Net realized gain (loss)	27,418
Net change in unrealized appreciation/(depreciation) on:
Investments	13,583
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	45
Net change in unrealized appreciation/(depreciation)	13,628
Net realized and unrealized gain	41,046
Net increase in net assets resulting from operations	$53,789

(1)	The fund commenced operations on June 30, 2020.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Value
Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended October 31, 2020	Year ended October 31, 2019
Operations:
Net investment income	$11,885,420	$19,461,922
Net realized gain/(loss) on investments and foreign currency transactions	(27,057,517)	15,329,820
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(90,376,170)	8,418,506
Net increase/(decrease) in net assets resulting from operations	(105,548,267)	43,210,248
Distribution of Income	(36,531,558)	(30,816,311)
Capital share transactions(1):
Issued	130,131,165	147,191,874
Reinvestment of dividends	27,306,352	22,992,279
Redeemed	(158,962,937)	(112,863,109)
Net increase/(decrease) in net assets from capital share transactions	(1,525,420)	57,321,044
Total increase/(decrease) in net assets	(143,605,245)	69,714,981
Net assets:
Beginning of period	607,301,863	537,586,882
End of period	$463,696,618	$607,301,863

(1)	See Note 8 – Share transactions in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Emerging Markets
Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended October 31, 2020	Year ended October 31, 2019
Operations:
Net investment income	$480,924	$1,355,460
Net realized gain on investments and foreign currency transactions	1,664,173	207,871
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	804,069	7,186,198
Net increase in net assets resulting from operations	2,949,166	8,749,529
Distribution of Income	(1,320,379)	(4,415,213)
Capital share transactions(1):
Issued	4,484,228	2,317,599
Reinvestment of dividends	1,318,682	4,403,015
Redeemed	(41,859,892)	(52,936,889)
Net decrease in net assets from capital share transactions	(36,056,982)	(46,216,275)
Total decrease in net assets	(34,428,195)	(41,881,959)
Net assets:
Beginning of period	47,496,389	89,378,348
End of period	$13,068,194	$47,496,389

(1)	See Note 8 – Share transactions in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Government
Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended October 31, 2020	Year ended October 31, 2019
Operations:
Net investment income	$223,677	$358,660
Net realized gain on investments and foreign currency transactions	894,412	616,366
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	352,472	2,289,891
Net increase in net assets resulting from operations	1,470,561	3,264,917
Distribution of Income	(1,150,655)	(1,414,234)
Capital share transactions(1):
Issued	1,952,263	5,272,964
Reinvestment of dividends	1,099,109	1,097,262
Redeemed	(7,216,189)	(17,229,382)
Net decrease in net assets from capital share transactions	(4,164,817)	(10,859,156)
Total decrease in net assets	(3,844,911)	(9,008,473)
Net assets:
Beginning of period	28,117,086	37,125,559
End of period	$24,272,175	$28,117,086

(1)	See Note 8 – Share transactions in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian U.S. Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended October 31, 2020	Period ended October 31, 2019(1)
Operations:
Net investment income	$13,585	$19,051
Net realized gain/(loss) on investments	(106,062)	39,457
Net change in unrealized appreciation/(depreciation) on investments	(254,163)	176,804
Net increase/(decrease) in net assets resulting from operations	(346,640)	235,312
Distribution of Income	(54,959)	—
Return of Capital	(1,714)	—
Total Distributions	(56,673)	—
Capital share transactions(2):
Issued	—	1,250,000
Reinvestment of dividends	56,673	—
Net increase in net assets from capital share transactions	56,673	1,250,000
Total increase/(decrease) in net assets	(346,640)	1,485,312
Net assets:
Beginning of period	1,485,312	—
End of period	$1,138,672	$1,485,312

(1)	The fund commenced operations on December 17, 2018.
(2)	See Note 8 – Share transactions in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended October 31, 2020	Period ended October 31, 2019(1)
Operations:
Net investment income	$54,004	$37,842
Net realized gain on investments and foreign currency transactions	48,358	46,807
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(263,456)	184,240
Net increase/(decrease) in net assets resulting from operations	(161,094)	268,889
Distribution of Income	(101,676)	(925)
Capital share transactions(2):
Issued	—	1,250,000
Reinvestment of dividends	101,676	925
Net increase in net assets from capital share transactions	101,676	1,250,925
Total increase/(decrease) in net assets	(161,094)	1,518,889
Net assets:
Beginning of period	1,518,889	—
End of period	$1,357,795	$1,518,889

(1)	The fund commenced operations on December 17, 2018.
(2)	See Note 8 – Share transactions in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Equity Value Fund

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2020(1)
Operations:
Net investment income	$12,743
Net realized gain on investments	27,418
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	13,628
Net increase in net assets resulting from operations	53,789
Capital share transactions(2):
Issued	2,550,000
Net increase in net assets from capital share transactions	2,550,000
Total increase in net assets	2,603,789
Net assets:
Beginning of period	—
End of period	$2,603,789

(1)	The fund commenced operations on June 30, 2020.
(2)	See Note 8 – Share transactions in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Value
Equity Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios
for a share outstanding throughout the year
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17		Year Ended 10/31/16(1)
Net asset value, beginning of period	$14.69	$14.48	$15.97		$13.46		$14.24
Income/(loss) from operations:(2)
Net investment income	0.28	0.48	0.47		0.42		0.43
Net realized and unrealized gain/(loss) on investments	(2.72)	0.56	(1.48)		2.40		(0.84)
Total gain/(loss) from operations	(2.44)	1.04	(1.01)		2.82		(0.41)
Redemption Fees	—	—	—		—	*	— *
Dividends and distributions from:
Net investment income	(0.51)	(0.39)	(0.48)		(0.31)		(0.37)
Net realized gains	(0.37)	(0.44)	—		—		—
Total dividends and distributions	(0.88)	(0.83)	(0.48)		(0.31)		(0.37)
Net asset value, end of period	$11.37	$14.69	$14.48		$15.97		$13.46
Total return†	(17.88)%	7.93%	(6.56)%		21.39%		(2.83)%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$463,697	$607,302	$537,587		$580,798		$420,277
Ratio of expenses to average net assets (including waivers and reimbursements)	0.79%	0.79%	0.79%		0.79%		0.82%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.94%	0.89%	0.88%		0.85%		0.89%
Ratio of net investment income to average net assets	2.26%	3.40%	2.96%		2.91%		3.20%
Portfolio turnover rate	24%	23%	23	%(3)	28	%(3)	20%

*	Value is less than $0.005 per share.
†
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)
On March 14, 2016, The International Equity Portfolio, a series of Delaware Pooled Trust (the “Predecessor Fund”) was reorganized into the Mondrian International Equity Fund. Information presented prior to March 14, 2016 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2)	Per share calculations were performed using average shares for the period.
(3)	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Emerging Markets
Value Equity Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios
for a share outstanding throughout the year or period
	Year Ended 10/31/20	Year Ended 10/31/19	Period Ended 10/31/18(1)	Year Ended 3/31/18(2)		Year Ended 3/31/17	Year Ended 3/31/16
Net asset value, beginning of period	$7.40	$7.07	$8.59	$7.71		$7.03	$8.18
Income/(loss) from operations:(3)
Net investment income	0.12	0.16	0.15	0.19		0.14	0.14
Net realized and unrealized gain/(loss) on investments	0.30	0.58	(1.45)	0.92		0.72	(1.20)
Total gain/(loss) from operations	0.42	0.74	(1.30)	1.11		0.86	(1.06)
Dividends and distributions from:
Net investment income	(0.20)	(0.41)	(0.22)	(0.23)		(0.18)	(0.09)
Total dividends and distributions	(0.20)	(0.41)	(0.22)	(0.23)		(0.18)	(0.09)
Net asset value, end of period	$7.62	$7.40	$7.07	$8.59		$7.71	$7.03
Total return*	5.67%	11.12%	(15.26)%	14.55%		12.57%	(12.87)%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$13,068	$47,496	$89,378	$314,259		$336,896	$406,462
Ratio of expenses to average net assets (including waivers and reimbursements)	0.92%	0.92%	1.18%†	1.19	%(4)	1.20%	1.20%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.41%	1.13%	1.26%†	1.21	%(4)	1.22%	1.21%
Ratio of net investment income to average net assets	1.67%	2.16%	3.25%†	2.30	%(4)	1.92%	1.87%
Portfolio turnover rate	48%	37%	62%‡	39%		32%	28%

*
Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

†	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Gallery Trust Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”). Information presented prior to September 24, 2018 is that of the Emerging Markets Predecessor Fund. Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(2)
Effective July 25, 2017, the Investor Share class, the Select Share class, and the Institutional Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.

(3)	Per share calculations were performed using average shares for the period.
(4)
The ratio of net operating expenses and gross operating expenses would have been 1.20% and 1.22%, respectively, and the ratio of net investment income would have been 2.29%, if the custody out-of-pocket fee reimbursement had not been included.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian International Government
Fixed Income Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios
for a share outstanding throughout the year or period
	Year Ended 10/31/20	Year Ended 10/31/19	Period Ended 10/31/18(1)	Year Ended 3/31/18		Year Ended 3/31/17	Year Ended 3/31/16
Net asset value, beginning of period	$10.11	$9.55	$10.44	$9.32		$9.93	$9.45
Income/(loss) from operations:(2)
Net investment income	0.09	0.12	0.06	0.08		0.09	0.11
Net realized and unrealized gain/(loss) on investments	0.53	0.88	(0.86)	1.04		(0.64)	0.56
Total gain/(loss) from operations	0.62	1.00	(0.80)	1.12		(0.55)	0.67
Dividends and distributions from:
Net investment income	(0.38)	(0.37)	—	—	*	— *	—
Net realized gains	(0.06)	(0.07)	(0.09)	—		(0.06)	(0.19)
Total dividends and distributions	(0.44)	(0.44)	(0.09)	—	*	(0.06)	(0.19)
Net asset value, end of period	$10.29	$10.11	$9.55	$10.44		$9.32	$9.93
Total return†	6.46%	10.79%	(7.69)%	12.03%		(5.48)%	7.27%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$24,272	$28,117	$37,126	$84,330		$95,565	$119,938
Ratio of expenses to average net assets (including waivers and reimbursements)	0.60%	0.60%	0.74%‡	0.74	%(3)	0.75%	0.75%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.05%	1.02%	0.86%‡	0.81	%(3)	0.79%	0.81%
Ratio of net investment income to average net assets	0.88%	1.19%	0.96%‡	0.84	%(3)	0.87%	1.21%
Portfolio turnover rate	15%	42%	32%§	52%		98%	31%

*	Value is less than ($0.005) per share.
†
Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
(1)
For the period April 1, 2018 to October 31, 2018. On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Gallery Trust Mondrian Emerging Markets Equity Fund (the “Emerging Markets Fund”). Information presented prior to September 24, 2018 is that of the Emerging Markets Predecessor Fund. Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end to October 31. See Note 1 in Notes to Financial Statements.

(2)	Per share calculations were performed using average shares for the period.
(3)
The ratio of net operating expenses and gross operating expenses would have been 0.75% and 0.82%, respectively, and the ratio of net investment income would have been 0.83%, if the custody out-of-pocket fee reimbursement had not been included.

§	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian U.S Small Cap Equity Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios
for a share outstanding throughout the period
	Year Ended 10/31/20	Period Ended October 31, 2019*
Net asset value, beginning of period	$11.88	$10.00
Income/(loss) from operations:(1)
Net investment income	0.11	0.15
Net realized and unrealized gain/(loss) on investments	(2.75)	1.73
Total gain/(loss) from operations	(2.64)	1.88
Dividends and distributions from:
Net investment income	(0.13)	—
Return of capital	(0.01)	—
Net realized gains	(0.32)	—
Total dividends and distributions	(0.46)	—
Net asset value, end of period	$8.78	$11.88
Total return†	(23.32)%	18.80%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$1,139	$1,485
Ratio of expenses to average net assets (including waivers and reimbursements)	0.90%	0.90	%‡
Ratio of expenses to average net assets (excluding waivers and reimbursements)	7.49%	7.74	%‡
Ratio of net investment income to average net assets	1.09%	1.61	%‡
Portfolio turnover rate	59%	32	%§

*	Commenced operations December 17, 2018.
†
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
§	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Listed
Infrastructure Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios
for a share outstanding throughout the period
	Year Ended 10/31/20	Period Ended October 31, 2019*
Net asset value, beginning of period	$12.14	$10.00
Income/(loss) from operations:(1)
Net investment income	0.41	0.30
Net realized and unrealized gain/(loss) on investments	(1.58)	1.85
Total gain/(loss) from operations	(1.17)	2.15
Dividends and distributions from:
Net investment income	(0.41)	(0.01)
Net realized gains	(0.39)	—
Total dividends and distributions	(0.80)	(0.01)
Net asset value, end of period	$10.17	$12.14
Total return†	(10.56)%	21.49%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$1,358	$1,519
Ratio of expenses to average net assets (including waivers and reimbursements)	0.95%	0.95	%‡
Ratio of expenses to average net assets (excluding waivers and reimbursements)	7.42%	8.67	%‡
Ratio of net investment income to average net assets	3.76%	3.15	%‡
Portfolio turnover rate	44%	31	%§

*	Commenced operations December 17, 2018.
†
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
§	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	Mondrian Global Equity Value Fund

FINANCIAL HIGHLIGHTS
Selected per share data & ratios
for a share outstanding throughout the period
	Period Ended October 31, 2020*
Net asset value, beginning of period	$10.00
Income/(loss) from operations:(1)
Net investment income	0.05
Net realized and unrealized gain on investments	0.17
Total gain from operations	0.22
Net asset value, end of period	$10.22
Total return†	2.20%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$2,604
Ratio of expenses to average net assets (including waivers and reimbursements)	0.74	%‡
Ratio of expenses to average net assets (excluding waivers and reimbursements)	9.16	%‡
Ratio of net investment income to average net assets	1.42	%‡
Portfolio turnover rate	10	%§

*	Commenced operations June 30, 2020.
†
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
§	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS
1.	Organization
Gallery Trust (the “Trust”), is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated August 25, 2015. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment management company with six funds. The financial statements herein are those of the Mondrian International Value Equity Fund (formerly, Mondrian International Equity Fund) (the “International Fund”), Mondrian Emerging Markets Value Equity Fund (formerly, the Mondrian Emerging Markets Equity Fund) (the “Emerging Markets Fund”) the Mondrian International Government Fixed Income Fund (the “International Government Fixed Income Fund”), the Mondrian U.S. Small Cap Equity Fund (the “U.S. Small Cap Equity Fund”), the Mondrian Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”), and the Mondrian Global Equity Value Fund (the “Global Equity Value Fund”) (each a “Fund” and collectively the “Funds”). The International Fund, Emerging Markets Fund, U.S. Small Cap Equity Fund, and Global Listed Infrastructure Fund are classified as diversified, and the Fixed Income Fund and Global Equity Value Fund are classified as “non-diversified” under the 1940 Act. The investment objective of the International Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The investment objective of the Emerging Markets Fund is to seek long-term capital appreciation. The investment objective of the Fixed Income Fund is to seek long-term total return consistent with its value-oriented investment approach. The investment objective of the U.S. Small Cap Equity Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. The investment objective of the Global Listed Infrastructure Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of infrastructure companies listed on a domestic or foreign exchange. The investment objective of the Global Equity Value Fund is to seek long-term total return. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the Funds’ investment adviser (“Mondrian” or the “Adviser”). The Adviser makes investment decisions for the Funds and reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust.
The International Fund operated as The International Equity Portfolio, a series of Delaware Pooled Trust (the “International Predecessor Fund”), prior to the International Fund’s acquisition of the assets and assumption of the liabilities

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
of the International Predecessor Fund (the “Reorganization”) on March 14, 2016 in a tax-free transaction. The International Fund had no operations prior to the Reorganization. The International Predecessor Fund was managed by Delaware Management Company, a series of Delaware Management Business Trust (the “Delaware Predecessor Adviser”), and sub-advised by Mondrian Investment Partners Limited. The International Predecessor Fund had substantially similar investment objectives and strategies as those of the International Fund. The financial statements and financial highlights reflect the financial information of the International Predecessor Fund for periods prior to March 14, 2016.
The Emerging Markets Fund and Fixed Income Fund operated as Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) and Laudus Mondrian International Government Fixed Income Fund (the “Fixed Income Predecessor Fund”) and, together, were a series of Laudus Trust. Each Predecessor Fund was managed by Charles Schwab Investment Management, Inc. (the “Predecessor Adviser”), and sub-advised by Mondrian. Each Fund has the same objective and substantially similar investment strategies as those of its Predecessor Fund. Each Fund acquired the assets and assumed all of the liabilities of its Predecessor Fund (the “Reorganization”) on September 24, 2018 in a tax-free transaction. The Funds had no operations prior to the Reorganization. The financial statements and financial highlights reflect the financial information of the Predecessor Funds for periods prior to September 24, 2018.
Effective October 31, 2018, the Emerging Markets Fund and International Government Fixed Income Fund changed their fiscal year end from March 31 to October 31.
The U.S. Small Cap Equity Fund and Global Listed Infrastructure Fund commenced operations on December 17, 2018.
The Global Equity Value Fund commenced operations on June 30, 2020.
2.	Significant accounting policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.
Valuation of investments — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”). The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates.
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board. The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.
The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and requests that a meeting of the Committee be held.
If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
Fair value measurement classifications are summarized in the Funds’ Schedule of Investments.
For the year/period ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.
Federal income taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the

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NOTES TO FINANCIAL STATEMENTS (continued)
technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year/period ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year/period ended October 31, 2020, the Funds did not incur any interest or penalties.
Security transactions, dividend and investment income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend, net of withholding taxes, if such information is obtained subsequent to the ex-dividend date.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations.
Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

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NOTES TO FINANCIAL STATEMENTS (continued)
Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Funds may also engage in currency transactions to enhance the Funds’ returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2020 if applicable.
For the year ended October 31, 2020, the average balances of forward foreign currency exchange contracts for the International Government Fixed Income Fund were as follows:
Average Monthly Notional Contracts Purchased	$(4,657,025)
Average Monthly Notional Contracts Sold	3,138,993

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a

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NOTES TO FINANCIAL STATEMENTS (continued)
particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.
For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.
The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged for the International Government Fixed Income Fund as of October 31, 2020:
Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)	Net Amount†
Brown Brothers Harriman	$13,911	$(30,562)	$(16,651)	$—	$(16,651)
Total	$13,911	$(30,562)	$(16,651)	$—	$(16,651)

† Represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.
Dividends and distributions to shareholders — The International Fund, Emerging Markets Fund, U.S. Small Cap Equity Fund and Global Listed Infrastructure Fund distribute their net investment income at least annually. The Fixed Income Fund distributes its net investment income quarterly. For each Fund, net realized capital gains, if any, are distributed at least annually. All distributions are recorded on ex-dividend date.

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NOTES TO FINANCIAL STATEMENTS (continued)
Offering Costs — During the year ended October 31, 2020, the Global Equity Value Fund commenced operations and incurred offering costs each in the amount of $22,718, which are being amortized to expense over a twelve month period. As of October 31, 2020, the Global Equity Value Fund had $44,699 remaining to be amortized.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.
3.	Transactions with affiliates
Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.
A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
4.	Administration, Custodian, Transfer Agent and Distribution Agreements
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year/period ended October 31, 2020, the amounts paid for these services are represented in the table below:
Accounting and Administration Fees
International Value Equity Fund	$687,785
Emerging Markets Value Equity Fund	36,868
International Government Fixed Income Fund	33,126
U.S. Small Cap Equity Fund	1,627
Global Listed Infrastructure Fund	1,885
Global Equity Value Fund	1,322

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NOTES TO FINANCIAL STATEMENTS (continued)
Expenses incurred under the agreements are shown on the Statement of Operations as “Accounting and administration fees”.
Brown Brothers Harriman & Co., (the “Custodian”) serves as the Funds’ Custodian pursuant to a custody agreement. Apex Fund Services (the “Transfer Agent”) serves as the Funds’ Transfer Agent pursuant to a transfer agency agreement.
5.	Investment Advisory Agreement
Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate for each fund. The table below shows the rate of each Fund’s investment advisory fee.
Advisory Fee
International Value Equity Fund	0.70%
Emerging Markets Value Equity Fund	0.75%
International Government Fixed Income Fund	0.50%
U.S. Small Cap Equity Fund	0.80%
Global Listed Infrastructure Fund	0.85%
Global Equity Value Fund	0.65%

Prior to September 24, 2018, the Delaware Predecessor Adviser was paid a fee at an annual rate of 1.00% of the Emerging Markets Predecessor Fund’s average daily net assets and 0.60% of the average daily net assets of the Fixed Income Predecessor Fund’s average daily net assets. The Predecessor Adviser paid Mondrian a sub-advisory fee for its services as sub-adviser to each Predecessor Fund out of the advisory fees that the Predecessor Adviser received from the Predecessor Fund.
The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine (collectively “excluded expenses”)) from exceeding the below percentages of the average daily net assets of the Funds until February 28, 2021 (the “Expense Limitation”). Refer to waiver of investments advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)
Expense Limitation
International Value Equity Fund	0.79%
Emerging Markets Value Equity Fund	0.92%
International Government Fixed Income Fund	0.60%
U.S. Small Cap Equity Fund	0.90%
Global Listed Infrastructure Fund	0.95%
Global Equity Value Fund	0.74%

This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.
Prior to September 24, 2018, the Delaware Predecessor Adviser had contractually agreed through July 30, 2019, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 1.20% and 0.75% of the average daily net assets of the Emerging Markets Predecessor Fund and Fixed Income Predecessor Fund respectively.
6.	Investment transactions
The cost of purchases and proceeds from security sales other than long-term U.S. Government and short-term securities for the year/period ended October 31, 2020, are as follows:
	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
International Value Equity Fund	$124,426,284	$148,405,594	$—	$—
Emerging Markets Value Equity Fund	13,440,257	49,856,193	—	—
International Government Fixed Income Fund	3,790,931	6,268,586	42,994	2,226,172
U.S. Small Cap Equity Fund	730,060	726,712	—	—
Global Listed Infrastructure Fund	649,132	625,935	—	—
Global Equity Value Fund	2,744,703	262,700	—	—

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
7.	Federal tax information
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.
The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, investments in PFICs and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020 is primarily related to return of capital distribution and distribution in excess:
	Distributable Earnings Loss	Paid-in Capital
International Government Fixed Income Fund	$46,047	$(46,047)
U.S. Small Cap Equity Fund	1,714	(1,714)

These reclassifications have no impact on net assets or net asset value per share.
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for forwards, foreign currency transactions, wash sale loss deferrals, investments in REIT’s and investments in PFICs. Distributions during the years ended October 31, 2020 and October 31, 2019, unless otherwise noted, were as follows:

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
International Value Equity Fund
2020	$21,157,929	$15,373,629	$—	$36,531,558
2019	14,825,938	15,990,373	—	30,816,311
Emerging Markets Value Equity Fund
2020	1,320,379	—	—	1,320,379
2019	4,415,213	—	—	4,415,213
International Government Fixed Income Fund
2020	581,145	569,510	—	1,150,655
2019	1,319,302	94,932	—	1,414,234
U.S. Small Cap Equity Fund
2020	54,959	—	1,714	56,673
2019*	—	—	—	—
Global Listed Infrastructure Fund
2020	101,676	—	—	101,676
2019*	925	—	—	925
Global Equity Value Fund
2020*	—	—	—	—
* Period end October 31.
As of October 31, 2020, the components of Distributable Earnings on a tax basis were as follows:
	International Value Equity Fund	Emerging Markets Value Equity Fund	International Government Fixed Income Fund
Undistributed Ordinary Income	$12,569,519	$480,225	$—
Undistributed Long-Term Capital Gain	—	—	—
Capital Loss Carryforwards	(19,808,353)	(107,123,770)	—
Unrealized Appreciation/Depreciation	(104,528,688)	2,013,135	1,911,629
Other Temporary Differences	(8)	43	(1,232,505)
Total Distributable Earnings (Accumulated Losses)	$(111,767,530)	$(104,630,367)	$679,124

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NOTES TO FINANCIAL STATEMENTS (continued)
	U.S. Small Cap Equity Fund	Global Listed Infrastructure Fund	Global Equity Value Fund
Undistributed Ordinary Income	$—	$37,398	$41,643
Undistributed Long-Term Capital Gain	—	49,263	—
Capital Loss Carryforwards	(76,942)	—	—
Unrealized Appreciation/Depreciation	(89,322)	(81,466)	12,146
Other Temporary Differences	(3)	(1)	—
Total Distributable Earnings (Accumulated Losses)	$(166,267)	$5,194	$53,789

Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The Funds have capital losses carried forward as follows:
	Short-Term Loss	Long-Term Loss	Total*
International Value Equity Fund	$—	$19,808,353	$19,808,353
Emerging Markets Value Equity Fund	25,248,990	81,874,780	107,123,770	**
U.S. Small Cap Equity Fund	7,720	69,222	76,942

*	The utilization of this amount is subject to limitation under IRC section 382-384.
**	The utilization of this amount is subject to significant limitation under IRC section 382-384.
For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies, investments in publicly traded partnerships, forwards, foreign currency straddles and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2020, were as follows:

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value Equity Fund	$563,376,369	$27,698,134	$(132,226,822)	$(104,528,688)
Emerging Markets Value Equity Fund	11,289,064	2,895,605	(882,470)	2,013,135
International Government Fixed Income Fund	22,022,961	2,323,237	(411,608)	1,911,629
U.S. Small Cap Equity Fund	1,224,251	99,284	(188,606)	(89,322)
Global Listed Infrastructure Fund	1,429,806	66,674	(148,140)	(81,466)
Global Equity Value Fund	2,512,407	150,289	(138,143)	12,146

8.	Share transactions
The share transactions are shown below:
	Mondrian International Value Equity Fund
	Year ended October 31, 2020	Year ended October 31, 2019
Shares transactions:
Institutional Class shares
Issued	10,819,338	10,607,837
Reinvestment of dividends	1,856,359	1,743,360
Redeemed	(13,246,671)	(8,143,825)
Net increase/(decrease) in shares outstanding	(570,974)	4,207,372

	Mondrian Emerging Markets Value Equity Fund
	Year ended October 31, 2020	Year ended October 31, 2019
Shares transactions:
Institutional Class shares
Issued	640,147	322,000
Reinvestment of dividends	170,152	660,122
Redeemed	(5,509,750)	(7,208,251)
Net decrease in shares outstanding	(4,699,451)	(6,226,129)

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NOTES TO FINANCIAL STATEMENTS (continued)
	Mondrian International Government Fixed Income Fund
	Year ended October 31, 2020	Year ended October 31, 2019
Shares transactions:
Institutional Class shares
Issued	202,349	549,721
Reinvestment of dividends	113,648	114,895
Redeemed	(739,153)	(1,772,219)
Net decrease in shares outstanding	(423,156)	(1,107,603)

	Mondrian U.S. Small Cap Equity Fund
	Year ended October 31, 2020	For the period ended October 31, 2019(1)
Shares transactions:
Institutional Class shares
Issued	—	125,000
Reinvestment of dividends	4,694	—
Net increase in shares outstanding	4,694	125,000

	Mondrian Global Listed Infrastructure Fund
	Year ended October 31, 2020	For the period ended October 31, 2019(1)
Shares transactions:
Institutional Class shares
Issued	—	125,000
Reinvestment of dividends	8,463	96
Net increase in shares outstanding	8,463	125,096

Mondrian Global Equity Value Fund
For the period ended October 31, 2020(2)
Shares transactions:
Institutional Class shares
Issued	254,840
Net increase in shares outstanding	254,840

(1)	The Fund commenced operations December 17, 2018.
(2)	The Fund commenced operations June 30, 2020.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
9.	Risks associated with financial instruments
As with all mutual funds, a shareholder of a Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value and ability to meet its investment objective. A more complete description of risks associated with each Fund is included in the prospectus.
Active management risk
The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.
Equity risk
Since it purchases equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.
Convertible securities risk
The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Large capitalization company risk
The large capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
Preferred stocks risk
Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Foreign company risk
Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.
Emerging markets securities risk
The Funds’ investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
Foreign currency risk
As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.
Depositary receipts risk
Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Funds will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk
The Funds’ use of forward contracts and participatory notes is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Funds’ use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
the extent that the Funds engage in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument.
Liquidity risk
Certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.
Portfolio turnover risk
Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
Large purchase and redemption risk
Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.
Fixed income risk
Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity of a fixed income security, the more likely its value will decline when interest rates rise. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.
Zero-coupon bond risk
The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Foreign sovereign debt securities risk
The Funds’ investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
Foreign government agencies risk
Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Supranational entities risk
Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Funds may lose money on such investments.
Corporate fixed income securities risk
Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
Investment Style Risk
The Mondrian Global Equity Value Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued to the Adviser in light of factors such as the company’s earnings, book value, revenues or cash flow. The Adviser’s methodology for analyzing value may differ from other market approaches. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.
Small- and Mid-Capitalization Company Risk
The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.
Rights and Warrants Risk
Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.
Private Placements Risk
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
Risks of Investing in Other Investment Companies
To the extent a Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.
Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.
REITs Risk
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.
MLPs Risk
MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, such as the energy industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. A Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee table and example in this prospectus.
Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.
Geographic Focus Risk
To the extent that a Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Stock Connect Investing Risk
Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed,

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.
U.S. Government Securities Risk
A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.
High Yield Bond Risk
High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.
Non-diversification risk
The Fixed Income Fund and Global Equity Value Fund are classified as “non-diversified,” which means they may invest a larger percentage of their assets in a smaller number of issuers than diversified funds. To the extent the Funds invest their assets in a smaller number of issuers, the Funds will be more susceptible to negative events affecting those issuers than diversified funds.
Market Risk
The prices of and the income generated by a Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.
New Fund Risk
Because the Global Equity Value Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing the Fund’s investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
10.	Indemnifications
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
11.	Borrowing from banks
The Funds have access to custodian overdraft facilities. A Fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate. For the year or period ended October 31, 2020, none of the Funds incurred any interest expense.

Gallery Trust	October 31, 2020

NOTES TO FINANCIAL STATEMENTS (continued)
12.	Other
At October 31, 2020, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:
	No. of Shareholders	% Ownership
International Value Equity Fund	6	64%
Emerging Markets Value Equity Fund	2	94%
International Government Fixed Income Fund	2	87%
U.S. Small Cap Equity Fund	1	100%
Global Listed Infrastructure Fund	1	100%
Global Equity Value Fund	1	100%

13.	New accounting pronouncement
In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.
14.	Subsequent events
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020.

Gallery Trust	October 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Gallery Trust and Shareholders of Mondrian International Value Equity Fund, Mondrian Emerging Markets Value Equity Fund, Mondrian International Government Fixed Income Fund, Mondrian U.S. Small Cap Equity Fund, Mondrian Global Listed Infrastructure Fund and Mondrian Global Equity Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting Gallery Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations and changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Mondrian International Value Equity Fund (1)	Mondrian Emerging Markets Value Equity Fund (1)	Mondrian International Government Fixed Income Fund (1)
Mondrian Global Listed Infrastructure Fund (2)	Mondrian U.S. Small Cap Equity Fund (2)	Mondrian Global Equity Value Fund (3)

(1)	Statement of operations for the year ended October 31, 2020 and statements of changes in net assets for the years ended October 31, 2020 and 2019
(2)
Statement of operations for the year ended October 31, 2020 and statements of changes in net assets for the year ended October 31, 2020 and for the period December 17, 2018 (commencement of operations) through October 31, 2019

(3)	Statement of operations and statement of changes in net assets for the period June 30, 2020 (commencement of operations) through October 31, 2020

Gallery Trust	October 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2020
We have served as the auditor of one or more investment companies in Mondrian Investment Partners Limited since 2016.

Gallery Trust	October 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2020 to October 31, 2020.
The table on the next page illustrates your Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Gallery Trust	October 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES
Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Mondrian International Value Equity Fund
Actual Fund Return	$1,000.00	$1,025.20	0.79%	$4.02
Hypothetical 5% Return	$1,000.00	$1,021.17	0.79%	$4.01
Mondrian Emerging Markets Value Equity Fund
Actual Fund Return	$1,000.00	$1,211.40	0.92%	$5.11
Hypothetical 5% Return	$1,000.00	$1,020.51	0.92%	$4.67
Mondrian International Government Fixed Income Fund
Actual Fund Return	$1,000.00	$1,071.10	0.60%	$3.12
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05
Mondrian U.S. Small Cap Equity Fund
Actual Fund Return	$1,000.00	$1,056.60	0.91%	$4.70
Hypothetical 5% Return	$1,000.00	$1,020.56	0.91%	$4.62
Mondrian Global Listed Infrastructure Fund
Actual Fund Return	$1,000.00	$1,023.10	0.95%	$4.83
Hypothetical 5% Return	$1,000.00	$1,020.36	0.95%	$4.82
Mondrian Global Equity Value Fund
Actual Fund Return	$1,000.00	$1,022.00	0.75%	$3.81
Hypothetical 5% Return	$1,000.00	$1,021.37	0.75%	$3.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Gallery Trust	October 31, 2020 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Mondrian Global Equity Value Fund
Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of Gallery Trust (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
A Board meeting was held on June 25, 2020 via videoconference to decide whether to approve the Agreement for an initial two-year term (the “June Meeting”). The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the June Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the June Meeting, to help them decide whether to approve the Agreement for an initial two-year term.
Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.
Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received

Gallery Trust	October 31, 2020 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.
At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.
Nature, Extent and Quality of Services to be Provided by the Adviser
In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.
The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.
Costs of Advisory Services
In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro

Gallery Trust	October 31, 2020 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.
Investment Performance, Profitability and Economies of Scale
Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.
Approval of the Agreement
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Gallery Trust	October 31, 2020 (Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-832-4386.
The following chart lists Trustees and Officers as of October 31, 2020.
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[2]
INTERESTED BOARD MEMBER [3,4]
WILLIAM DORAN 1701 Market Street Philadelphia, PA 19103 (Born: 1940)	Chairman of the Board of Trustees (Since 2014)
Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments
since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

[2]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of1934 (i.e., “public companies”) or other investment companies under the 1940 act.

[3]	Trustees oversee 6 Funds in the Trust.
[4]	Mr. Doran may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Gallery Trust	October 31, 2020 (Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[2]
INDEPENDENT TRUSTEES [3]
JON HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THOMAS LEMKE (Born:1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of The Advisor’s’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust
(8 Portfolios).
Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Gallery Trust	October 31, 2020 (Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[2]
INDEPENDENT TRUSTEES [3] (continued)
RANDALL YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited.
Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss & Greer/Robeco from 1986 to 2001.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.
Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

[2]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

[3]	Board Members oversee 6 Funds in the Trust.

Gallery Trust	October 31, 2020 (Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During the Past 5 Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice Chairman (since 2014) Secretary (since 2020)
Attorney, SEI Investments, since 2017.Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistance General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)
Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxon LLP. from 2006 to 2013.

Gallery Trust	October 31, 2020 (Unaudited)

TRUSTEES AND OFFICERS OF THE GALLERY TRUST
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During the Past 5 Years
OFFICERS (continued)
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Cousel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)
Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to
March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

Gallery Trust	October 31, 2020 (Unaudited)

NOTICE TO SHAREHOLDERS
For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.
							Foreign Investors
Return of Capital	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Mondrian International Value Equity Fund
0.00%	59.33%	40.67%	100.00%	0.00%	7.67%	0.00%	0.00%	100.00%	3.35%
Mondrian Emerging Markets Equity Fund
0.00%	100.00%	0.00%	100.00%	0.00%	7.09%	0.00%	0.00%	0.00%	7.06%
Mondrian International Government Fixed Income Fund
0.00%	48.13%	51.87%	100.00%	0.00%	0.00%	0.00%	55.24%	100.00%	0.00%
Mondrian U.S. Small Cap Equity Fund
3.12%	96.88%	0.00%	100.00%	6.84%	6.84%	0.00%	0.00%	100.00%	0.00%
Mondrian Global Listed Infrastructure Fund
0.00%	100.00%	0.00%	100.00%	6.46%	17.66%	0.00%	0.00%	100.00%	0.00%
Mondrian Global Equity Value Fund
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.
(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.
(6) The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2020. The International Value Equity Fund and Emerging Markets Value Equity Fund intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2020. The total amounts of foreign source income are $13,445,215 and $582,346, respectively. The total amounts of foreign tax paid are $1,266,586 and $100,343, respectively. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

FUND INFORMATION
Registered office	P.O. Box 588
Portland, ME 04112

Adviser	Mondrian Investment Partners Limited
10 Gresham Street, 5th Floor
London, England EC2V 7JD

Distributor	SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator	SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel	Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Custodian	Brown Brothers Harriman & Co
40 Water Street
Boston, Massachusetts 02109

Transfer Agent	Apex Fund Services
Three Canal Plaza
Portland, ME 04101

Independent Registered	PricewaterhouseCoopers LLP
Public Accounting Firm	2001 Market Street
Philadelphia, PA 19103

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MON-AR-001-0500

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.   Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Gallery Trust (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$151,100	None	None	$151,300	None	None
(b)	Audit-Related Fees	None	None	$165,403	None	None	$128,689
(c)	Tax Fees	$19,040	None	$75,000(3)	None	None	$335,148(2)(3)
(d)	All Other Fees	None	None	None	None	None	None

Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Contains tax return preparation fees for affiliates of the Funds.
(3)	Contains tax compliance services provided to service affiliates of the Funds

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1. require specific pre-approval;

2. are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3. have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)	Not applicable.

(g)  The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal-years-ended October 31st were $240,403 and $463,837 for 2020 and 2019, respectively.

(h)  During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title)

Date: January 8, 2021
Gallery Trust

/s/ Michael Beattie
Michael Beattie
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

Date: January 8, 2021

/s/ Michael Beattie
Michael Beattie
President

By (Signature and Title)

Date: January 8, 2021

/s/ Stephen Connors
Stephen Connors
President